SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                         reported) September 20, 2001.

                  INTERNATIONAL BUSINESS MACHINES CORPORATION

            (Exact name of registrant as specified in its charter)


                                       1-2360                  13-0871985
          New York                (Commission File          (I.R.S. Employer
  (State of Incorporation)            Number)              Identification No.)
      Armonk, New York                 10504

(Address of principal executive     (Zip Code)
          offices)

       Registrant's telephone number, including area code: 914-499-1900


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Item 7.  Financial Information, Pro Forma Financial Information and Exhibits.

     This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-37034 on Form S-3, effective June 20, 2000, the documents included as Exhibits 1 and 2 hereto, relating to $1,500,000,000 aggregate principal amount of debt securities of the Registrant.

     The following exhibits are hereby filed with this report:


      Exhibit
      Number                       Description
      -------                      -----------

        (1) Underwriting Agreement dated September 20, 2001, among International Business Machines Corporation, J.P. Morgan Securities Inc., Salomon Smith Barney Inc., ABN Amro Incorporated, Banca IMI S.p.A., BNP Paribas
                    Securities Corp., Caboto Holding SIM S.p.A., Credit Suisse First Boston Corporation, Deutsche Banc Alex. Brown Inc., Fleet Securities Inc., Merrill Lynch Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Royal Bank of Scotland plc., UBS Warburg LLC, Utendahl Capital Partners, L.P., and The Williams Capital Group, L.P.

        (2)         Form of 4.875% Note due 2006.


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                                                                             3


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   INTERNATIONAL BUSINESS MACHINES CORPORATION
                                   --------------------------------------------
                                                  (Registrant)

                                        By:  /s/ Andrew Bonzani
                                             ----------------------------------
                                             Name: Andrew Bonzani
                                             Title:   Assistant Secretary


Date:  September 26, 2001.


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                                 Exhibit Index


        Exhibit
        Number                              Description
        --------                            -----------

         (1) Underwriting Agreement dated September 20, 2001, among International Business Machines Corporation, J.P. Morgan Securities Inc., Salomon Smith Barney Inc., ABN Amro Incorporated, Banca IMI S.p.A., BNP Paribas
                    Securities Corp., Caboto Holding SIM S.p.A., Credit Suisse First Boston Corporation, Deutsche Banc Alex. Brown Inc., Fleet Securities Inc., Merrill Lynch Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Royal Bank of Scotland plc., UBS Warburg LLC, Utendahl Capital Partners, L.P., and The Williams Capital Group, L.P.

         (2)        Form of 4.875% Note due 2006.